SIR Worldwide, LLC
Refrigeration Solutions For The World
418 S. Central Ave., Suite 204, Los Angeles, CA 90013
Ph: 213-626-5885 Fx:213-626-7185 Email: sirworld@msn.com

                          Resolutions of the Members
                                      of
                              SIR Worldwide, LLC

     The undersigned, constituting all of the Members of SIR Worldwide, LLC, a California limited liability company (the "Company"), pursuant to Section 6.6 of the Company's Limited Liability Company Operating Agreement, do hereby consent to and adopt the following resolutions as of September 15, 1998:

     Authorization of Sale of Assets and Asset Purchase Agreement:

     WHEREAS, there has been presented to the Members an asset purchase agreement by and among Channel Freeze Technologies, Inc., a Nevada corporation ("Purchaser"), PowerCold Corporation, a Nevada Corporation ("PowerCold"), and the Company (The "Purchase Agreement") pursuant to which Purchaser and PowerCold will purchase from the Company certain: (i) equipment and other assets, (ii) inventories of raw materials and supplies, and (iii) Intellectual Property and Business Information as defined in the Purchase Agreement (collectively "Company Assets");

     WHEREAS, under the terms of the Purchase Agreement, the consideration for purchase of the Company Assets shall be an initial payment of $850,000 plus such additional consideration as set forth in such Purchase Agreement; and

     WHEREAS, the Members have determined that the Purchase Agreement and the transactions contemplated thereby are in the best interest of the Company.

     NOW, THEREFORE, BE IT RESOLVED, that the form, terms and provisions of the Purchase Agreement and the attachments thereto, in the form presented to the Members and attached hereto as Exhibit A and the transactions contemplated thereby, be, and the same hereby are, authorized, approved and adopted, and the Company be, and it hereby is, authorized and directed to enter into the Purchase Agreement and to consummate the transactions contemplated thereby:

     FURTHER RESOLVED, that John S. Scherer, an officer of the Company, and that any officer of the Company be, and each of them individually hereby is, authorized and directed to execute and deliver the Purchase Agreement in the name of and on behalf of the Company, substantially in the form presented to these Members, with such changes or additions thereto as any executing officer or officers may deem necessary, appropriate or advisable (the execution thereof to be conclusive evidence of such officer or officers' approval of any such changes or addition); and

     FURTHER RESOLVED, that John S. Scherer, an officer of the Company, and that any officer of the Company be, and each of them individually hereby is, authorized and directed to take or cause to be taken all such actions and to execute such documents as he or she or they deem necessary or appropriate to carry out the intent and purpose of the foregoing resolutions.

     General Authority and Ratification:

     RESOLVED, that John S. Scherer, an officer of the Company, and that any other officer of the Company be, and each of them individually hereby is, authorized and directed, in the name of and on behalf of the Company, to prepare or cause to be prepared and execute, deliver, verify, acknowledge, file or record any documents, instruments, certificates, statements, papers, or any amendments thereto, as in their sole judgment may be necessary, appropriate or advisable in order to effect the transactions contemplated in the Purchase
Agreement and transactions approved herein, and to take such further steps and

do all such further acts or things as in their sole judgment may be cecessary, appropriate or advisable to carry out the transactions contemplated by the foregoing resolutions; and

     This Written Consent may be executed in counterparts, each of which shall be an original and all of which, taken together, shall constitute on and the same instrument, and shall be filed with the minutes of the proceedings of the Members. This Written Consent shall be effective as of the date first set forth above.

/s/John S. Scherer  9/15/98             /s/Frans J. Scherer      9/15/98
-----------------------------           --------------------------------
John S. Scherer, Member Date            Frank J. Scherer, Memberer Date


/s/James T. Brodie  9/15/98             /s/Larry (Rank), President 9/15/98
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James T. Brodie, Member Date            Cold Investors, LLC  Title/Date